Exhibit 10.4

EXECUTION

ASSIGNMENT AND RECOGNITION AGREEMENT

dated as of March 24, 2006

among

SG MORTGAGE SECURITIES, LLC,

as Assignor

HSBC BANK USA, NATIONAL ASSOCIATION,

not in its individual capacity, but as Trustee,

as Assignee or Trustee

and

SG MORTGAGE FINANCE CORP.,

as Seller

and as acknowledged and agreed by

WELLS FARGO BANK, N.A.

as Master Servicer

and

as Servicer

ASSIGNMENT AND RECOGNITION AGREEMENT

This ASSIGNMENT AND RECOGNITION AGREEMENT, dated as of March 24, 2006 (this “Assignment Agreement”), is among SG MORTGAGE SECURITIES, LLC, as assignor (the “Assignor”), HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of SG Mortgage Securities Trust 2006-FRE1 (the “Assignee” or “Trustee”), and SG MORTGAGE FINANCE CORP., as seller (the “Seller”).

WHEREAS, Fremont Investment and Loan, as responsible party (the “Responsible Party”), the Seller and the Assignor have entered into the Mortgage Loan Purchase Agreement, dated as of the date hereof (the “Mortgage Loan Purchase Agreement”), pursuant to which the Seller will sell and the Assignor will purchase certain mortgage loans (the “Mortgage Loans”) listed on the Mortgage Loan Schedule attached as an exhibit to the Mortgage Loan Purchase Agreement and attached hereto as Exhibit 1; and

WHEREAS, Wells Fargo Bank, N.A., as master servicer and as securities administrator (in such capacities, the “Master Servicer”) and as servicer (in such capacity, the “Servicer”), the Assignor, as depositor, and the Trustee are entering into a Pooling and Servicing Agreement, dated as of the date hereof (the “Pooling and Servicing Agreement”), pursuant to which the Assignor will transfer the Mortgage Loans to the Assignee, and the Servicer will service the Mortgage Loans;

NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment.

(a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its rights, privileges and powers under the Mortgage Loan Purchase Agreement (including, without limitation, (i) the Assignor’s rights with respect to the representations and warranties made by the Responsible Party pursuant to Sections 5(a) and 6 thereof and by the Seller in Section 5(c) thereof, (ii) the Assignor’s rights with respect to the repurchase obligations of the Seller and the Responsible Party under Section 7 thereof and (iii) all right to indemnification under Section 11 thereof).

(b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would operate to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Mortgage Loan Purchase Agreement.

2. Recognition of Assignee.

(a) From and after May 11, 2006 (the “Closing Date”), both the Assignor and the Servicer shall note the transfer of the Mortgage Loans to the Assignee in their respective books and records, and shall recognize the Assignee as the owner of the Mortgage Loans.

(b) The Seller acknowledges that, from and after the Closing Date, the Servicer will service the Mortgage Loans for the benefit of the Trustee as the owner of the Mortgage Loans and the Master Servicer will monitor, oversee and supervise such servicing.

(c) All documents, reports and other data required to be delivered by the Seller to the Assignor, as “Purchaser” under the Mortgage Loan Purchase Agreement, shall be delivered to the Master Servicer, Servicer, Securities Administrator or Custodian, as applicable, at the address set forth in Section 6 hereof or to any designee of the Master Servicer, Servicer, Securities Administrator or Custodian, as applicable, as such party may instruct.

3. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

(a) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder.

(b) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and, assuming due authorization, execution and delivery thereof by each of the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

4. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

(a) Organization. The Assignor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with full limited liability company power and authority to enter into and perform its obligations under this Assignment Agreement.

(b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes its legal, valid, and binding agreement, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d) Authorization; No Breach. The execution and delivery of this Assignment Agreement has been duly authorized by all necessary limited liability company action on the part of the Assignor, and neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

5. Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT.

6. Notices. Any notices or other communications permitted or required hereunder or under the Mortgage Loan Purchase Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

(a) in the case of the Master Servicer,

Wells Fargo Bank, N.A.
Address:	9062 Old Annapolis Road
Columbia, MD 21045
Attention:	Corporate Trust Services – SOCGEN 2006-FRE1
Telephone:	(410) 884-2000
Facsimile:	(410) 715-2380

or such other address as may be hereafter furnished by the Master Servicer;

(b) in the case of the Servicer,

Wells Fargo Bank, N.A.
Address:	1 Home Campus
Des Moines, Iowa 50328-0001
Attention:	John B. Brown, MAC X2401-042
Facsimile:	(515) 213-7121

or such other address as may be hereafter furnished by the Servicer;

(c) in the case of the Assignee,

HSBC Bank USA, National Association
Address:	452 Fifth Avenue
New York, New York 10018
Attention:	Corporate Trust
Telephone:	(212) 525-1367
Facsimile:	(212) 525-1300

or such other address as may be hereafter furnished by the Assignee;

(d) in the case of the Assignor,

SG Mortgage Securities, LLC
Address:	1221 Avenue of the Americas
New York, NY 10020
Attention:	Arnaud Denis
Telephone:	(212) 278-4430
Facsimile:	(212) 278-7320

or such other address as may be hereafter furnished by the Assignor; and

(e) in the case of the Seller,

SG Mortgage Finance Corp.
Address:	1221 Avenue of the Americas
New York, NY 10020
Attention:	Carole Mortensen
Telephone:	(212) 278-6228
Facsimile:	(212) 278-7320

or such other address as may be hereafter furnished by the Assignor.

7. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

8. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Mortgage Loan Purchase Agreement, and if not defined therein, has the meaning assigned thereto in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

SG MORTGAGE SECURITIES, LLC, as Assignor

By:	/s/ Abner Figueroa
Name: Title:	Abner Figueroa Director

A&R Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee, as Assignee

By:	/s/ Ecliff Jackman
Name: Title:	Ecliff Jackman Officer

A&R Agreement

SG MORTGAGE FINANCE CORP., as Seller

By:	/s/ Carole A. Mortensen
Name: Title:	Carole A. Mortensen Director

A&R Agreement

Acknowledged and Accepted by:

WELLS FARGO BANK, N.A., as Master Servicer

By:	/s/ Peter A. Gobell
Name: Title:	Peter A. Gobell Vice President

A&R Agreement

Acknowledged and Accepted by:

WELLS FARGO BANK, N.A., as Servicer

By:	/s/ Laurie McGoogon
Name: Title:	Laurie McGoogon Vice President

A&R Agreement

EXHIBIT 1

Mortgage Loan Schedule

(See Exhibit 3 to the Mortgage Loan Purchase Agreement)

Ex-1

EXHIBIT 2

Mortgage Loan Purchase Agreement

(See Exhibit 10.2)

Ex-2